NATIONWIDE VARIABLE INSURANCE TRUST
NVIT BlueprintSM Managed Growth Fund
NVIT BlueprintSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

Supplement dated July 26, 2023
to the Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund

Effective immediately, the Prospectus is amended as follows:

1.	The following supplements the “Large-Cap Stocks” section on page 34 of the Prospectus:

NATIONWIDE FUNDAMENTAL ALL CAP EQUITY PORTFOLIO. This Underlying Fund seeks to provide long-term capital growth by outperforming the Russell 3000® Index over a full market cycle while maintaining a similar level of market risk as the Russell 3000® Index. It invests in equity securities issued by companies of any market capitalization, including large-cap, mid-cap and small-cap securities.

2.	The following supplements the “U.S. Stocks” section of the Appendix on page 61 of the Prospectus:

NATIONWIDE FUNDAMENTAL ALL CAP EQUITY PORTFOLIO seeks to outperform the U.S. stock market, as represented by the Russell 3000® Index, over a full market cycle while maintaining a similar level of market risk as the Russell 3000® Index. The Fund invests in equity securities issued by companies of any market capitalization, including large-cap, mid-cap and small-cap securities. The Fund consists of two portions, or “sleeves,” managed by different subadvisers acting independently with respect to the assets of the Fund they manage.

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